Exhibit 10 (H)

                              AMENDED AND RESTATED
                           CHANGE-IN-CONTROL AGREEMENT
                                 FRANK A. KISSEL

            THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement"), is made as of this 11 day of December, 2003, among PEAPACK-GLADSTONE BANK ("Bank"), a New Jersey state banking association with its principal office at 190 Main Street, Gladstone, New Jersey 07934, PEAPACK-GLADSTONE FINANCIAL CORPORATION ("Peapack"), a New Jersey Corporation which maintains its principal office at 158 Route 206 North, Gladstone, New Jersey 07934 (Peapack and the Bank collectively are the "Company") and Frank A. Kissel (the "Executive"). This Agreement amends and restates in its entirety the Employment Agreement dated as of January 1, 1998 by and among the Executive, Peapack, and the Bank.

                                   BACKGROUND

            WHEREAS, the Executive has been continuously employed by the Bank for many years;

            WHEREAS, the Executive throughout his tenure has worked diligently in his position in the business of the Bank and Peapack;

            WHEREAS, the Board of Directors of the Bank and Peapack believe that the future services of the Executive are of great value to the Bank and Peapack and that it is important for the growth and development of the Bank that the Executive continue in his position;

            WHEREAS, if the Company receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities of, the Company, the Board of Directors of the Company (the "Board") believes it is imperative that the Company and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive and rely upon his


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advice, if they request it, as to the best interests of the Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks created by such a proposal;

            WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board of Directors and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Company, as hereinafter defined.

            NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby agree as follows:

            Definitions

                  a. Cause. For purposes of this Agreement "Cause" with respect to the termination by the Company of Executive's employment shall mean (i) willful and continued failure by the Executive to perform his duties for the Company under this Agreement after at least one warning in writing from the Company's Board of Directors identifying specifically any such failure; (ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Board of Directors; or (iii) conviction of a crime, other than a traffic violation, habitual drunkenness, drug abuse, or excessive absenteeism other than for illness, after a warning (with respect to drunkenness or absenteeism only) in writing from the Board of Directors to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the


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

                  Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.

                  b. Change in Control. "Change in Control" means any of the following events: (i) when Peapack or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than an affiliate of Peapack or a Subsidiary or an employee benefit plan established or maintained by Peapack, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of Peapack representing more than twenty-five percent (25%) of the combined voting power of Peapack's then outstanding securities (a "Control Person"),
                  (ii) upon the first purchase of Peapack's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by Peapack, a Subsidiary or an employee benefit plan established or maintained by Peapack, a Subsidiary or any of their respective affiliates), (iii) upon the approval by Peapack's stockholders of (A) a merger or consolidation of Peapack with or into another corporation (other than a merger or consolidation which is approved by at least two-thirds of the Continuing Directors (as hereinafter defined) and the definitive agreement for which provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are Continuing Directors (a "Non-Control Transaction")), (B) a sale or disposition of all or substantially all of Peapack's assets or (C) a plan of liquidation or dissolution of Peapack,
                  (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a


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

                  Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting corporation; provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director, or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than Peapack, an employee benefit plan established or maintained by Peapack or a Subsidiary, or an affiliate of Peapack or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business). No person shall be considered a Control Person for purposes of clause (i) above if (A) such person is or becomes the beneficial owner, directly or indirectly, of more than ten percent (10%) but less than twenty-five percent (25%) of the combined voting power of Peapack's then outstanding securities if the acquisition of all voting securities in excess of ten percent (10%) was approved in advance by a majority of the Continuing Directors then in office or (B) such person acquires in excess of ten percent (10%) of the combined voting power of Peapack's then outstanding voting securities in violation of law and by order of a court of competent jurisdiction, settlement or otherwise, disposes or is required to dispose of all securities acquired in violation of law.

                  c. Contract Period. "Contract Period" shall mean the period commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the death of the Executive. For the purpose


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

                  of this Agreement, a Change in Control shall be deemed to have occurred at the date specified in the definition of Change-in-Control.

                  d. Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  e. Good Reason. When used with reference to a voluntary termination by Executive of his employment with the Company, "Good Reason" shall mean any of the following, if taken without Executive's express written consent:

                        (1) The assignment to Executive of any duties inconsistent with, or the reduction of powers or functions associated with, Executive's position, title, duties, responsibilities and status with the Company immediately prior to a Change in Control; any removal of Executive from, or any failure to re-elect Executive to, any position(s) or office(s) Executive held immediately prior to such Change in Control. A change in title or positions resulting merely from a merger of the Company into or with another bank or company which does not downgrade in any way the Executive's powers, duties and responsibilities shall not meet the requirements of this paragraph;

                        (2) A reduction by the Company in Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award Executive annual increases in accordance herewith;

                        (3) A failure by the Company to continue any bonus plan in which Executive participated immediately prior to the Change in control or a failure by the Company to continue Executive as a participant in such plan on at least the same basis as Executive participated in such plan prior to the Change in Control;


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

                        (4) The Company's transfer of Executive to another geographic location outside of New Jersey or more than 25 miles from his present office location, except for required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations immediately prior to such Change in Control;

                        (5) The failure by the Company to continue in effect any employee benefit plan, program or arrangement (including, without limitation the Company's retirement plan, benefit equalization plan, life insurance plan, health and accident plan, disability plan, deferred compensation plan or long term stock incentive plan) in which Executive is participating immediately prior to a Change in Control (except that the Company may institute or continue plans, programs or arrangements providing Executive with substantially similar benefits); the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under, any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive Executive, of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive was entitled immediately prior to such Change in Control;

                        (6) The failure by the Company to obtain an assumption in writing of the obligations of the Company to perform this Agreement by any successor to the Company and to provide such assumption to the Executive prior to any Change in Control; or


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

                        (7) Any purported termination of Executive's employment by the Company during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

                  f. Subsidiary. "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with Peapack, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            2. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

            3. Position. During the Contract Period the Executive shall be employed as Chairman of the Board of Directors & CEO of Peapack and the Bank, or such other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Company, with substantially the same title and the same duties and responsibilities as before the Change in Control. The Executive shall devote his full time and attention to the business of the Company, and shall not during the Contract Period be engaged in any other business activity. This paragraph shall not be construed as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments.

            4. Cash Compensation. The Company shall pay to the Executive compensation for his services during the Contract Period as follows:


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

                  a. Base Salary. A base annual salary equal to the annual salary in effect as of the Change in Control. The annual salary shall be payable in installments in accordance with the Company's usual payroll method.

                  b. Annual Bonus. An annual cash bonus equal to at least the average of the bonuses paid to the Executive in the three years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

                  c. Annual Review. The Board of Directors of the Company during the Contract Period shall review annually, or at more frequent intervals which the Board determines is appropriate, the Executive's compensation and shall award him additional compensation to reflect the Executive's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors.

            5. Expenses and Fringe Benefits.

                  a. Expenses. During the Contract Period, the Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control.

                  b. Supplemental Retirement Plan. During the Contract Period, if the Executive was entitled to benefits under any supplemental retirement plan prior to the Change in Control, the Executive shall be entitled to continued benefits under such plan after the Change in Control and such plan may not be modified to reduce or eliminate such benefits during the Contract Period.


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

                  c. Club Membership and Automobile. If prior to the Change in Control, the Executive was entitled to membership in a country club and/or the use of an automobile, he shall be entitled to the same membership and/or use of an automobile at least comparable to the automobile provided to him prior to the Change in Control.

                  d. Other Benefits. The Executive also shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Company, as such existed immediately prior to the Change in Control. During the Contract Period, the Executive also shall be entitled to hospital, health, medical and life insurance, and any other benefits enjoyed, from time to time, by senior officers of the Company, all upon terms as favorable as those enjoyed by other senior officers of the Company. Notwithstanding anything in this paragraph 5(d) to the contrary, if the Company adopts any change in the benefits provided for senior officers of the Company, and such policy is uniformly applied to all officers of the Company (and any successor or acquiror of the Company, if any), including the chief executive officer of such entities, then no such change shall be deemed to be contrary to this paragraph.

            6. Termination for Cause. The Company shall have the right to terminate the Executive for Cause, upon written notice to him of the termination which notice shall specify the reasons for the termination. In the event of termination for Cause the Executive shall not be entitled to any further benefits under this Agreement.

            7. Disability. During the Contract Period if the Executive becomes permanently disabled, or is unable to perform his duties hereunder for 4 consecutive months in any 12 month period, the Company may terminate the employment of the Executive. In such event, the Executive shall not be entitled to any further benefits under this Agreement.


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

            8. Death Benefits. Upon the Executive's death during the Contract Period, his estate shall not be entitled to any further benefits under this Agreement.

            9. Termination Without Cause or Resignation for Good Reason. The Company may terminate the Executive without Cause during the Contract Period by written notice to the Executive providing four weeks notice. The Executive may resign for Good Reason during the Contract Period upon four weeks' written notice to the Company specifying facts and circumstances claimed to support the Good Reason. The Executive shall be entitled to give a Notice of Termination that his or her employment is being terminated for Good Reason at any time during the Contract Period, not later than twelve months after any occurrence of an event stated to constitute Good Reason. If the Company terminates the Executive's employment during the Contract Period without Cause or if the Executive Resigns for Good Reason, the Company shall, subject to Section 12 hereof:

            (a) Within 20 business days of the termination of employment pay the Executive a lump sum severance payment in an amount equal to three (3.0) times the highest annual cash compensation, consisting solely of salary and bonus, as well as any 401(k) deferral, paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, along with any Gross-Up Payment due under Section 12 hereof for the calendar year of the termination; and

            (b) Continue to provide the Executive during the remainder of the Contract Period with health, hospitalization and medical insurance, as were provided at the time of the termination of his employment with the Company, at the Company's cost (subject to standard deductibles and co-pays, and the Executive's continuing payment of his part of the premium for family coverage, if applicable).


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

            The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Company fails to pay the Executive the lump sum amount due him hereunder or the Gross-Up Payment due under Section 12 hereof, or to provide him with the health, hospitalization and medical insurance benefits due under this section, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            10. Resignation Without Good Reason. The Executive shall be entitled to resign from the employment of the Company at any time during the Contract Period without Good Reason, but upon such resignation the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Company, and shall not be entitled to any of the other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

            11. Non-Disclosure of Confidential Information.

                  a. Non-Disclosure of Confidential Information. Except in the course of his employment with the Company and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive


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

                  agrees that, among other things, all information concerning the identity of and the Company's relations with its customers is confidential information.

                  b. Specific Performance. Executive agrees that the Company does not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions.

                  c. Survival. This section shall survive the termination of the Executive's employment hereunder and the expiration of this Agreement.

            12. Gross-Up for Taxes.

                  a. Additional Payments. If, for any taxable year, Executive shall be liable for the payment of an excise tax under Section 4999 or other substitute or similar tax assessment (the "Excise Tax") of the Internal Revenue Code of 1986, as amended (the "Code"), including the corresponding provisions of any succeeding law, with respect to any payments under this
                  Section 12 or any payments and/or benefits under this Agreement or under any benefit plan of the Company applicable to Executive individually or generally to executives or employees of the Company, then, the Company shall pay to the Executive, subject to Section 15 hereof by paying the withholding for the Executive, an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on such payments and benefits and any federal, state and local income tax and Excise Tax upon payments provided for in this Section 12, shall be equal to the payments due to the Executive hereunder and the payments and/or


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

                  benefits due to the Executive under any benefit plan of the Company. Each Gross-Up Payment shall be made in good funds upon the later of (i) five (5) days after the date the Executive notifies the Company or the Company receives notice from the certified public accounting firm of its need to make such Gross-Up Payment, or (ii) the date of any payment causing the liability for such Excise Tax. The amount of any Gross-Up Payment under this section shall be computed by a nationally recognized certified public accounting firm designated jointly by the Company and the Executive. The cost of such services by the accounting firm shall be paid by the Company. If the Company and the Executive are unable to designate jointly the accounting firm, then the firm shall be the accounting firm used by the Company immediately prior to the Change in Control.

                  b. IRS Disputed Claims. The Executive shall notify the company in writing of any claim by the Internal Revenue Service ("IRS") that, if successful, would require the payment by the Company of a Gross-Up Payment in addition to that payment previously paid by the Company pursuant to this section. Such notification shall be given an soon as practicable but no later than fifteen (15) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim, the date on which such claim is requested to be paid, and attach a copy of the IRS notice. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is


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

                  due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                        (i) Give the Company any information reasonably requested by the Company relating to such claim;

                        (ii) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

                        (iii) Cooperate with the Company in good faith in order effectively to contest such claim; and

                        (iv) Permit the Company to participate in any proceedings relating to such claim; provided, however that the Company shall pay directly all costs and expenses (including legal and accounting fees, as well as other expenses and any additional interest and penalties) incurred by the Executive and the Company in connection with an IRS levy, contest or claim and provided further that the Company shall not take any action or fail to make any Gross-Up Payment so as to cause the assessment of any IRS levy and the Company shall cause any levy so assessed to be immediately released by payment of the Gross-Up Amount, together with all costs, interest and penalties.

            13. Term and Effect Prior to Change in Control.

                  a. Term. Except as otherwise provided for hereunder, this Agreement shall commence on the date hereof and shall remain in effect for a period of 3 years from the


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

                  date hereof (the "Initial Term") or until the end of the Contract Period, whichever is later. The Initial Term shall be automatically extended for an additional one year period on the anniversary date hereof (so that the Initial Term is always 3 years) unless, prior to a Change in Control, the Chairman of the Board of Directors of Peapack notifies the Executive in writing at any time that the Contract is not so extended, in which case the Initial Term shall end upon the later of (i) 3 years after the date hereof, or (ii) 2 years after the date of such written notice.

                  b. No Effect Prior to Change in Control. This Agreement shall not effect any rights of the Company to terminate the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement or contract or plan with the Company. The rights, duties and benefits provided hereunder shall only become effective upon and after a Change in Control. If the full-time employment of the Executive by the Company is ended for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

            14. Severance Compensation and Benefits Not in Derogation of Other Benefits. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of or agreements with the Company, except that if the Executive received any payment hereunder, he shall not be entitled to any payment under the Company's severance policies for officers and employees.


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

            15. Payroll and Withholding Taxes. All payments to be made or benefits to be provided hereunder by the Company shall be subject to applicable federal and state payroll or withholding taxes. Any Gross-Up Payment shall be made in the form of withholding taxes and shall not be paid to the Executive, but shall be sent to the IRS in the ordinary course of the Company's payroll withholding.

            16. Miscellaneous. This Agreement is the joint and several obligation of the Bank and Peapack. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey. This Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby, including expressly any prior agreement with the Company concerning change-in-control benefits. The parties hereto expressly agree that the Severance Agreement between the Bank and the Executive dated January 27, 1997, is hereby terminated in its entirety. The amendment or termination of this Agreement may be made only in a writing executed by the Company and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Company. This Agreement is personal to the Executive and the Executive may not assign any of his rights or duties hereunder but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                           (signature page to follow)


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

            IN WITNESS WHEREOF, Peapack-Gladstone Bank and Peapack-Gladstone Financial Corporation each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Boards of Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.

ATTEST:                                 PEAPACK-GLADSTONE
                                        FINANCIAL CORPORATION

ANTOINETTE ROSELL                       By: F. DUFFIELD MEYERCORD
-----------------                           ---------------------
Antoinette Rosell, Secretary            F. Duffield Meyercord, Chairman,
                                        Compensation Committee


ATTEST:                                 PEAPACK-GLADSTONE BANK

ANTOINETTE ROSELL                       By: F. DUFFIELD MEYERCORD
-----------------                           ---------------------
Antoinette Rosell, Secretary            F. Duffield Meyercord, Chairman,
                                        Compensation Committee


WITNESS:

ANTOINETTE ROSELL                       FRANK A. KISSEL
-----------------                       ---------------------
Antoinette Rosell                       Frank A. Kissel, Executive


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

                              AMENDED AND RESTATED
                           CHANGE-IN-CONTROL AGREEMENT
                                ROBERT M. ROGERS

            THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement"), is made as of this 11th day of December, 2003, among PEAPACK-GLADSTONE BANK ("Bank"), a New Jersey state banking association with its principal office at 190 Main Street, Gladstone, New Jersey 07934, PEAPACK-GLADSTONE FINANCIAL CORPORATION ("Peapack"), a New Jersey Corporation which maintains its principal office at 158 Route 206 North, Gladstone, New Jersey 07934 (Peapack and the Bank collectively are the "Company") and Robert M. Rogers (the "Executive"). This Agreement amends and restates in its entirety the Employment Agreement dated as of January 1, 1998 by and among the Executive, Peapack, and the Bank.

                                   BACKGROUND

            WHEREAS, the Executive has been continuously employed by the Bank for many years;

            WHEREAS, the Executive throughout his tenure has worked diligently in his position in the business of the Bank and Peapack;

            WHEREAS, the Board of Directors of the Bank and Peapack believe that the future services of the Executive are of great value to the Bank and Peapack and that it is important for the growth and development of the Bank that the Executive continue in his position;

            WHEREAS, if the Company receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities of, the Company, the Board of Directors of the Company (the "Board") believes it is imperative that the Company and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of the Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks created by such a proposal;


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

            WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board of Directors and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Company, as hereinafter defined.

            NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby agree as follows:

            Definitions

                  a. Cause. For purposes of this Agreement "Cause" with respect to the termination by the Company of Executive's employment shall mean (i) willful and continued failure by the Executive to perform his duties for the Company under this Agreement after at least one warning in writing from the Company's Board of Directors identifying specifically any such failure; (ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Board of Directors; or (iii) conviction of a crime, other than a traffic violation, habitual drunkenness, drug abuse, or excessive absenteeism other than for illness, after a warning (with respect to drunkenness or absenteeism only) in writing from the Board of Directors to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.

                  b. Change in Control. "Change in Control" means any of the following events: (i) when Peapack or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than an affiliate of Peapack or a Subsidiary or an employee benefit plan established or maintained by Peapack, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of Peapack representing more than twenty-five percent (25%) of the combined voting power of Peapack's then outstanding securities (a "Control Person"),
                  (ii) upon the first purchase of Peapack's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by Peapack, a Subsidiary or an employee benefit plan established or maintained by Peapack, a Subsidiary or any of their respective affiliates), (iii) upon the approval by Peapack's stockholders of (A) a merger or consolidation of Peapack with or into another corporation (other than a merger or consolidation which is approved by at least two-thirds of the Continuing Directors (as hereinafter defined) and the definitive agreement for which provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are Continuing Directors (a "Non-Control Transaction")), (B) a sale or disposition of all or substantially all of Peapack's assets or (C) a plan of liquidation or dissolution of Peapack,
                  (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting corporation; provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director, or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than Peapack, an employee benefit plan established or maintained by Peapack or a Subsidiary, or an affiliate of Peapack or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business). No person shall be considered a Control Person for purposes of clause (i) above if (A) such person is or becomes the beneficial owner, directly or indirectly, of more than ten percent (10%) but less than twenty-five percent (25%) of the combined voting power of Peapack's then outstanding securities if the acquisition of all voting securities in excess of ten percent (10%) was approved in advance by a majority of the Continuing Directors then in office or (B) such person acquires in excess of ten percent (10%) of the combined voting power of Peapack's then outstanding voting securities in violation of law and by order of a court of competent jurisdiction, settlement or otherwise, disposes or is required to dispose of all securities acquired in violation of law.

                  c. Contract Period. "Contract Period" shall mean the period commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the death of the Executive. For the purpose of this Agreement, a Change in Control shall be deemed to have occurred at the date specified in the definition of Change-in-Control.

                  d. Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  e. Good Reason. When used with reference to a voluntary termination by Executive of his employment with the Company, "Good Reason" shall mean any of the following, if taken without Executive's express written consent:

                        (1) The assignment to Executive of any duties inconsistent with, or the reduction of powers or functions associated with, Executive's position, title, duties, responsibilities and status with the Company immediately prior to a Change in Control; any removal of Executive from, or any failure to re-elect Executive to, any position(s) or office(s) Executive held immediately prior to such Change in Control. A change in title or positions resulting merely from a merger of the Company into or with another bank or company which does not downgrade in any way the Executive's powers, duties and responsibilities shall not meet the requirements of this paragraph;

                        (2) A reduction by the Company in Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award Executive annual increases in accordance herewith;

                        (3) A failure by the Company to continue any bonus plan in which Executive participated immediately prior to the Change in control or a failure by the Company to continue Executive as a participant in such plan on at least the same basis as Executive participated in such plan prior to the Change in Control;

                        (4) The Company's transfer of Executive to another geographic location outside of New Jersey or more than 25 miles from his present office location, except for required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations immediately prior to such Change in Control;

                        (5) The failure by the Company to continue in effect any employee benefit plan, program or arrangement (including, without limitation the Company's retirement plan, benefit equalization plan, life insurance plan, health and accident plan, disability plan, deferred compensation plan or long term stock incentive plan) in which Executive is participating immediately prior to a Change in Control (except that the Company may institute or continue plans, programs or arrangements providing Executive with substantially similar benefits); the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under, any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive Executive, of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive was entitled immediately prior to such Change in Control;

                        (6) The failure by the Company to obtain an assumption in writing of the obligations of the Company to perform this Agreement by any successor to the Company and to provide such assumption to the Executive prior to any Change in Control; or

                        (7) Any purported termination of Executive's employment by the Company during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

                  f. Subsidiary. "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with Peapack, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            17. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

            18. Position. During the Contract Period the Executive shall be employed as President & COO of Peapack and the Bank, or such other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Company, with substantially the same title and the same duties and responsibilities as before the Change in Control. The Executive shall devote his full time and attention to the business of the Company, and shall not during the Contract Period be engaged in any other business activity. This paragraph shall not be construed as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments.

            19. Cash Compensation. The Company shall pay to the Executive compensation for his services during the Contract Period as follows:

                  a. Base Salary. A base annual salary equal to the annual salary in effect as of the Change in Control. The annual salary shall be payable in installments in accordance with the Company's usual payroll method.

                  b. Annual Bonus. An annual cash bonus equal to at least the average of the bonuses paid to the Executive in the three years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

                  c. Annual Review. The Board of Directors of the Company during the Contract Period shall review annually, or at more frequent intervals which the Board determines is appropriate, the Executive's compensation and shall award him additional compensation to reflect the Executive's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors.

            20. Expenses and Fringe Benefits.

                  a. Expenses. During the Contract Period, the Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control.

                  b. Supplemental Retirement Plan. During the Contract Period, if the Executive was entitled to benefits under any supplemental retirement plan prior to the Change in Control, the Executive shall be entitled to continued benefits under such plan after the Change in Control and such plan may not be modified to reduce or eliminate such benefits during the Contract Period.

                  c. Club Membership and Automobile. If prior to the Change in Control, the Executive was entitled to membership in a country club and/or the use of an automobile, he shall be entitled to the same membership and/or use of an automobile at least comparable to the automobile provided to him prior to the Change in Control.

                  d. Other Benefits. The Executive also shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Company, as such existed immediately prior to the Change in Control. During the Contract Period, the Executive also shall be entitled to hospital, health, medical and life insurance, and any other benefits enjoyed, from time to time, by senior officers of the Company, all upon terms as favorable as those enjoyed by other senior officers of the Company. Notwithstanding anything in this paragraph 5(d) to the contrary, if the Company adopts any change in the benefits provided for senior officers of the Company, and such policy is uniformly applied to all officers of the Company (and any successor or acquiror of the Company, if any), including the chief executive officer of such entities, then no such change shall be deemed to be contrary to this paragraph.

            21. Termination for Cause. The Company shall have the right to terminate the Executive for Cause, upon written notice to him of the termination which notice shall specify the reasons for the termination. In the event of termination for Cause the Executive shall not be entitled to any further benefits under this Agreement.

            22. Disability. During the Contract Period if the Executive becomes permanently disabled, or is unable to perform his duties hereunder for 4 consecutive months in any 12 month period, the Company may terminate the employment of the Executive. In such event, the Executive shall not be entitled to any further benefits under this Agreement.

            23. Death Benefits. Upon the Executive's death during the Contract Period, his estate shall not be entitled to any further benefits under this Agreement.

            24. Termination Without Cause or Resignation for Good Reason. The Company may terminate the Executive without Cause during the Contract Period by written notice to the Executive providing four weeks notice. The Executive may resign for Good Reason during the Contract Period upon four weeks' written notice to the Company specifying facts and circumstances claimed to support the Good Reason. The Executive shall be entitled to give a Notice of Termination that his or her employment is being terminated for Good Reason at any time during the Contract Period, not later than twelve months after any occurrence of an event stated to constitute Good Reason. If the Company terminates the Executive's employment during the Contract Period without Cause or if the Executive Resigns for Good Reason, the Company shall, subject to Section 12 hereof:

            (a) Within 20 business days of the termination of employment pay the Executive a lump sum severance payment in an amount equal to three (3.0) times the highest annual cash compensation, consisting solely of salary and bonus, as well as any 401(k) deferral, paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, along with any Gross-Up Payment due under Section 12 hereof for the calendar year of the termination; and

            (b) Continue to provide the Executive during the remainder of the Contract Period with health, hospitalization and medical insurance, as were provided at the time of the termination of his employment with the Company, at the Company's cost (subject to standard deductibles and co-pays, and the Executive's continuing payment of his part of the premium for family coverage, if applicable).

            The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Company fails to pay the Executive the lump sum amount due him hereunder or the Gross-Up Payment due under Section 12 hereof, or to provide him with the health, hospitalization and medical insurance benefits due under this section, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            25. Resignation Without Good Reason. The Executive shall be entitled to resign from the employment of the Company at any time during the Contract Period without Good Reason, but upon such resignation the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Company, and shall not be entitled to any of the other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

            26. Non-Disclosure of Confidential Information.

                  a. Non-Disclosure of Confidential Information. Except in the course of his employment with the Company and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive agrees that, among other things, all information concerning the identity of and the Company's relations with its customers is confidential information.

                  b. Specific Performance. Executive agrees that the Company does not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions.

                  c. Survival. This section shall survive the termination of the Executive's employment hereunder and the expiration of this Agreement.

            27. Gross-Up for Taxes.

                  a. Additional Payments. If, for any taxable year, Executive shall be liable for the payment of an excise tax under Section 4999 or other substitute or similar tax assessment (the "Excise Tax") of the Internal Revenue Code of 1986, as amended (the "Code"), including the corresponding provisions of any succeeding law, with respect to any payments under this
                  Section 12 or any payments and/or benefits under this Agreement or under any benefit plan of the Company applicable to Executive individually or generally to executives or employees of the Company, then, the Company shall pay to the Executive, subject to Section 15 hereof by paying the withholding for the Executive, an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on such payments and benefits and any federal, state and local income tax and Excise Tax upon payments provided for in this Section 12, shall be equal to the payments due to the Executive hereunder and the payments and/or benefits due to the Executive under any benefit plan of the Company. Each Gross-Up Payment shall be made in good funds upon the later of (i) five (5) days after the date the Executive notifies the Company or the Company receives notice from the certified public accounting firm of its need to make such Gross-Up Payment, or (ii) the date of any payment causing the liability for such Excise Tax. The amount of any Gross-Up Payment under this section shall be computed by a nationally recognized certified public accounting firm designated jointly by the Company and the Executive. The cost of such services by the accounting firm shall be paid by the Company. If the Company and the Executive are unable to designate jointly the accounting firm, then the firm shall be the accounting firm used by the Company immediately prior to the Change in Control.

                  b. IRS Disputed Claims. The Executive shall notify the company in writing of any claim by the Internal Revenue Service ("IRS") that, if successful, would require the payment by the Company of a Gross-Up Payment in addition to that payment previously paid by the Company pursuant to this section. Such notification shall be given an soon as practicable but no later than fifteen (15) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim, the date on which such claim is requested to be paid, and attach a copy of the IRS notice. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                        (i) Give the Company any information reasonably requested by the Company relating to such claim;

                        (ii) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

                        (iii) Cooperate with the Company in good faith in order effectively to contest such claim; and

                        (iv) Permit the Company to participate in any proceedings relating to such claim; provided, however that the Company shall pay directly all costs and expenses (including legal and accounting fees, as well as other expenses and any additional interest and penalties) incurred by the Executive and the Company in connection with an IRS levy, contest or claim and provided further that the Company shall not take any action or fail to make any Gross-Up Payment so as to cause the assessment of any IRS levy and the Company shall cause any levy so assessed to be immediately released by payment of the Gross-Up Amount, together with all costs, interest and penalties.

            28. Term and Effect Prior to Change in Control.

                  a. Term. Except as otherwise provided for hereunder, this Agreement shall commence on the date hereof and shall remain in effect for a period of 3 years from the date hereof (the "Initial Term") or until the end of the Contract Period, whichever is later. The Initial Term shall be automatically extended for an additional one year period on the anniversary date hereof (so that the Initial Term is always 3 years) unless, prior to a Change in Control, the Chairman of the Board of Directors of Peapack notifies the Executive in writing at any time that the Contract is not so extended, in which case the Initial Term shall end upon the later of (i) 3 years after the date hereof, or (ii) 2 years after the date of such written notice.

                  b. No Effect Prior to Change in Control. This Agreement shall not effect any rights of the Company to terminate the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement or contract or plan with the Company. The rights, duties and benefits provided hereunder shall only become effective upon and after a Change in Control. If the full-time employment of the Executive by the Company is ended for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

            29. Severance Compensation and Benefits Not in Derogation of Other Benefits. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of or agreements with the Company, except that if the Executive received any payment hereunder, he shall not be entitled to any payment under the Company's severance policies for officers and employees.

            30. Payroll and Withholding Taxes. All payments to be made or benefits to be provided hereunder by the Company shall be subject to applicable federal and state payroll or withholding taxes. Any Gross-Up Payment shall be made in the form of withholding taxes and shall not be paid to the Executive, but shall be sent to the IRS in the ordinary course of the Company's payroll withholding.

            31. Miscellaneous. This Agreement is the joint and several obligation of the Bank and Peapack. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey. This Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby, including expressly any prior agreement with the Company concerning change-in-control benefits. The parties hereto expressly agree that the Severance Agreement between the Bank and the Executive dated January 27, 1997, is hereby terminated in its entirety. The amendment or termination of this Agreement may be made only in a writing executed by the Company and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Company. This Agreement is personal to the Executive and the Executive may not assign any of his rights or duties hereunder but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                           (signature page to follow)

            IN WITNESS WHEREOF, Peapack-Gladstone Bank and Peapack-Gladstone Financial Corporation each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Boards of Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.


ATTEST:                                 PEAPACK-GLADSTONE
                                        FINANCIAL CORPORATION

ANTOINETTE ROSELL                       By: FRANK A. KISSEL
-----------------                           ----------------------------
Antoinette Rosell, Secretary            Frank A. Kissel, Chairman


ATTEST:                                 PEAPACK-GLADSTONE BANK

ANTOINETTE ROSELL                       By: FRANK A. KISSEL
-----------------                           ----------------------------
Antoinette Rosell, Secretary            Frank A. Kissel, Chairman


WITNESS:

ANTOINETTE ROSELL                       ROBERT M. ROGERS
-----------------                       ----------------------------
Antoinette Rosell                       Robert M. Rogers, Executive

                              AMENDED AND RESTATED
                           CHANGE-IN-CONTROL AGREEMENT
                               CRAIG C. SPENGEMAN

            THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement"), is made as of this 11th day of December, 2003, among PEAPACK-GLADSTONE BANK ("Bank"), a New Jersey state banking association with its principal office at 190 Main Street, Gladstone, New Jersey 07934, PEAPACK-GLADSTONE FINANCIAL CORPORATION ("Peapack"), a New Jersey Corporation which maintains its principal office at 158 Route 206 North, Gladstone, New Jersey 07934 (Peapack and the Bank collectively are the "Company") and Craig C. Spengeman (the "Executive"). This Agreement amends and restates in its entirety the Employment Agreement dated as of January 1, 1998 by and among the Executive, Peapack, and the Bank.

                                   BACKGROUND

            WHEREAS, the Executive has been continuously employed by the Bank for many years;

            WHEREAS, the Executive throughout his tenure has worked diligently in his position in the business of the Bank and Peapack;

            WHEREAS, the Board of Directors of the Bank and Peapack believe that the future services of the Executive are of great value to the Bank and Peapack and that it is important for the growth and development of the Bank that the Executive continue in his position;

            WHEREAS, if the Company receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities of, the Company, the Board of Directors of the Company (the "Board") believes it is imperative that the Company and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of the Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks created by such a proposal;

            WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board of Directors and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Company, as hereinafter defined.

            NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby agree as follows:

            Definitions

                  a. Cause. For purposes of this Agreement "Cause" with respect to the termination by the Company of Executive's employment shall mean (i) willful and continued failure by the Executive to perform his duties for the Company under this Agreement after at least one warning in writing from the Company's Board of Directors identifying specifically any such failure; (ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Board of Directors; or (iii) conviction of a crime, other than a traffic violation, habitual drunkenness, drug abuse, or excessive absenteeism other than for illness, after a warning (with respect to drunkenness or absenteeism only) in writing from the Board of Directors to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the

                  Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.

                  b. Change in Control. "Change in Control" means any of the following events: (i) when Peapack or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than an affiliate of Peapack or a Subsidiary or an employee benefit plan established or maintained by Peapack, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of Peapack representing more than twenty-five percent (25%) of the combined voting power of Peapack's then outstanding securities (a "Control Person"),
                  (ii) upon the first purchase of Peapack's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by Peapack, a Subsidiary or an employee benefit plan established or maintained by Peapack, a Subsidiary or any of their respective affiliates), (iii) upon the approval by Peapack's stockholders of (A) a merger or consolidation of Peapack with or into another corporation (other than a merger or consolidation which is approved by at least two-thirds of the Continuing Directors (as hereinafter defined) and the definitive agreement for which provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are Continuing Directors (a "Non-Control Transaction")), (B) a sale or disposition of all or substantially all of Peapack's assets or (C) a plan of liquidation or dissolution of Peapack,
                  (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a


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

                  Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting corporation; provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director, or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than Peapack, an employee benefit plan established or maintained by Peapack or a Subsidiary, or an affiliate of Peapack or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business). No person shall be considered a Control Person for purposes of clause (i) above if (A) such person is or becomes the beneficial owner, directly or indirectly, of more than ten percent (10%) but less than twenty-five percent (25%) of the combined voting power of Peapack's then outstanding securities if the acquisition of all voting securities in excess of ten percent (10%) was approved in advance by a majority of the Continuing Directors then in office or (B) such person acquires in excess of ten percent (10%) of the combined voting power of Peapack's then outstanding voting securities in violation of law and by order of a court of competent jurisdiction, settlement or otherwise, disposes or is required to dispose of all securities acquired in violation of law.

                  c. Contract Period. "Contract Period" shall mean the period commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the death of the Executive. For the purpose of this Agreement, a Change in Control shall be deemed to have occurred at the date specified in the definition of Change-in-Control.

                  d. Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  e. Good Reason. When used with reference to a voluntary termination by Executive of his employment with the Company, "Good Reason" shall mean any of the following, if taken without Executive's express written consent:

                        (1) The assignment to Executive of any duties inconsistent with, or the reduction of powers or functions associated with, Executive's position, title, duties, responsibilities and status with the Company immediately prior to a Change in Control; any removal of Executive from, or any failure to re-elect Executive to, any position(s) or office(s) Executive held immediately prior to such Change in Control. A change in title or positions resulting merely from a merger of the Company into or with another bank or company which does not downgrade in any way the Executive's powers, duties and responsibilities shall not meet the requirements of this paragraph;

                        (2) A reduction by the Company in Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award Executive annual increases in accordance herewith;

                        (3) A failure by the Company to continue any bonus plan in which Executive participated immediately prior to the Change in control or a failure by the Company to continue Executive as a participant in such plan on at least the same basis as Executive participated in such plan prior to the Change in Control;


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

                        (4) The Company's transfer of Executive to another geographic location outside of New Jersey or more than 25 miles from his present office location, except for required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations immediately prior to such Change in Control;

                        (5) The failure by the Company to continue in effect any employee benefit plan, program or arrangement (including, without limitation the Company's retirement plan, benefit equalization plan, life insurance plan, health and accident plan, disability plan, deferred compensation plan or long term stock incentive plan) in which Executive is participating immediately prior to a Change in Control (except that the Company may institute or continue plans, programs or arrangements providing Executive with substantially similar benefits); the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under, any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive Executive, of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive was entitled immediately prior to such Change in Control;

                        (6) The failure by the Company to obtain an assumption in writing of the obligations of the Company to perform this Agreement by any successor to the Company and to provide such assumption to the Executive prior to any Change in Control; or

                        (7) Any purported termination of Executive's employment by the Company during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

                  f. Subsidiary. "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with Peapack, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            32. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

            33. Position. During the Contract Period the Executive shall be employed as President & Chief Investment Officer of Peapack and the Bank, or such other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Company, with substantially the same title and the same duties and responsibilities as before the Change in Control. The Executive shall devote his full time and attention to the business of the Company, and shall not during the Contract Period be engaged in any other business activity. This paragraph shall not be construed as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments.

            34. Cash Compensation. The Company shall pay to the Executive compensation for his services during the Contract Period as follows:


                                       79
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                  a. Base Salary. A base annual salary equal to the annual
                  salary in effect as of the Change in Control. The annual salary shall be payable in installments in accordance with the Company's usual payroll method.

                  b. Annual Bonus. An annual cash bonus equal to at least the average of the bonuses paid to the Executive in the three years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

                  c. Annual Review. The Board of Directors of the Company during the Contract Period shall review annually, or at more frequent intervals which the Board determines is appropriate, the Executive's compensation and shall award him additional compensation to reflect the Executive's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors.

            35. Expenses and Fringe Benefits.

                  a. Expenses. During the Contract Period, the Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control.

                  b. Supplemental Retirement Plan. During the Contract Period, if the Executive was entitled to benefits under any supplemental retirement plan prior to the Change in Control, the Executive shall be entitled to continued benefits under such plan after the Change in Control and such plan may not be modified to reduce or eliminate such benefits during the Contract Period.


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

                  c. Club Membership and Automobile. If prior to the Change in Control, the Executive was entitled to membership in a country club and/or the use of an automobile, he shall be entitled to the same membership and/or use of an automobile at least comparable to the automobile provided to him prior to the Change in Control.

                  d. Other Benefits. The Executive also shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Company, as such existed immediately prior to the Change in Control. During the Contract Period, the Executive also shall be entitled to hospital, health, medical and life insurance, and any other benefits enjoyed, from time to time, by senior officers of the Company, all upon terms as favorable as those enjoyed by other senior officers of the Company. Notwithstanding anything in this paragraph 5(d) to the contrary, if the Company adopts any change in the benefits provided for senior officers of the Company, and such policy is uniformly applied to all officers of the Company (and any successor or acquiror of the Company, if any), including the chief executive officer of such entities, then no such change shall be deemed to be contrary to this paragraph.

            36. Termination for Cause. The Company shall have the right to terminate the Executive for Cause, upon written notice to him of the termination which notice shall specify the reasons for the termination. In the event of termination for Cause the Executive shall not be entitled to any further benefits under this Agreement.

            37. Disability. During the Contract Period if the Executive becomes permanently disabled, or is unable to perform his duties hereunder for 4 consecutive months in any 12 month period, the Company may terminate the employment of the Executive. In such event, the Executive shall not be entitled to any further benefits under this Agreement.


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

            38. Death Benefits. Upon the Executive's death during the Contract Period, his estate shall not be entitled to any further benefits under this Agreement.

            39. Termination Without Cause or Resignation for Good Reason. The Company may terminate the Executive without Cause during the Contract Period by written notice to the Executive providing four weeks notice. The Executive may resign for Good Reason during the Contract Period upon four weeks' written notice to the Company specifying facts and circumstances claimed to support the Good Reason. The Executive shall be entitled to give a Notice of Termination that his or her employment is being terminated for Good Reason at any time during the Contract Period, not later than twelve months after any occurrence of an event stated to constitute Good Reason. If the Company terminates the Executive's employment during the Contract Period without Cause or if the Executive Resigns for Good Reason, the Company shall, subject to Section 12 hereof:

            (a) Within 20 business days of the termination of employment pay the Executive a lump sum severance payment in an amount equal to three (3.0) times the highest annual cash compensation, consisting solely of salary and bonus, as well as any 401(k) deferral, paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, along with any Gross-Up Payment due under Section 12 hereof for the calendar year of the termination; and

            (b) Continue to provide the Executive during the remainder of the Contract Period with health, hospitalization and medical insurance, as were provided at the time of the termination of his employment with the Company, at the Company's cost (subject to standard deductibles and co-pays, and the Executive's continuing payment of his part of the premium for family coverage, if applicable).


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

            The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Company fails to pay the Executive the lump sum amount due him hereunder or the Gross-Up Payment due under Section 12 hereof, or to provide him with the health, hospitalization and medical insurance benefits due under this section, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            40. Resignation Without Good Reason. The Executive shall be entitled to resign from the employment of the Company at any time during the Contract Period without Good Reason, but upon such resignation the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Company, and shall not be entitled to any of the other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

            41. Non-Disclosure of Confidential Information.

                  a. Non-Disclosure of Confidential Information. Except in the course of his employment with the Company and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive agrees that, among other things, all information concerning the identity of and the Company's relations with its customers is confidential information.

                  b. Specific Performance. Executive agrees that the Company does not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions.

                  c. Survival. This section shall survive the termination of the Executive's employment hereunder and the expiration of this Agreement.

            42. Gross-Up for Taxes.

                  a. Additional Payments. If, for any taxable year, Executive shall be liable for the payment of an excise tax under Section 4999 or other substitute or similar tax assessment (the "Excise Tax") of the Internal Revenue Code of 1986, as amended (the "Code"), including the corresponding provisions of any succeeding law, with respect to any payments under this
                  Section 12 or any payments and/or benefits under this Agreement or under any benefit plan of the Company applicable to Executive individually or generally to executives or employees of the Company, then, the Company shall pay to the Executive, subject to Section 15 hereof by paying the withholding for the Executive, an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on such payments and benefits and any federal, state and local income tax and Excise Tax upon payments provided for in this Section 12, shall be equal to the payments due to the Executive hereunder and the payments and/or benefits due to the Executive under any benefit plan of the Company. Each Gross-Up Payment shall be made in good funds upon the later of (i) five (5) days after the date the Executive notifies the Company or the Company receives notice from the certified public accounting firm of its need to make such Gross-Up Payment, or (ii) the date of any payment causing the liability for such Excise Tax. The amount of any Gross-Up Payment under this section shall be computed by a nationally recognized certified public accounting firm designated jointly by the Company and the Executive. The cost of such services by the accounting firm shall be paid by the Company. If the Company and the Executive are unable to designate jointly the accounting firm, then the firm shall be the accounting firm used by the Company immediately prior to the Change in Control.

                  b. IRS Disputed Claims. The Executive shall notify the company in writing of any claim by the Internal Revenue Service ("IRS") that, if successful, would require the payment by the Company of a Gross-Up Payment in addition to that payment previously paid by the Company pursuant to this section. Such notification shall be given an soon as practicable but no later than fifteen (15) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim, the date on which such claim is requested to be paid, and attach a copy of the IRS notice. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                        (i) Give the Company any information reasonably requested by the Company relating to such claim;

                        (ii) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

                        (iii) Cooperate with the Company in good faith in order effectively to contest such claim; and

                        (iv) Permit the Company to participate in any proceedings relating to such claim; provided, however that the Company shall pay directly all costs and expenses (including legal and accounting fees, as well as other expenses and any additional interest and penalties) incurred by the Executive and the Company in connection with an IRS levy, contest or claim and provided further that the Company shall not take any action or fail to make any Gross-Up Payment so as to cause the assessment of any IRS levy and the Company shall cause any levy so assessed to be immediately released by payment of the Gross-Up Amount, together with all costs, interest and penalties.

            43. Term and Effect Prior to Change in Control.

                  a. Term. Except as otherwise provided for hereunder, this Agreement shall commence on the date hereof and shall remain in effect for a period of 3 years from the date hereof (the "Initial Term") or until the end of the Contract Period, whichever is later. The Initial Term shall be automatically extended for an additional one year period on the anniversary date hereof (so that the Initial Term is always 3 years) unless, prior to a Change in Control, the Chairman of the Board of Directors of Peapack notifies the Executive in writing at any time that the Contract is not so extended, in which case the Initial Term shall end upon the later of (i) 3 years after the date hereof, or (ii) 2 years after the date of such written notice.

                  b. No Effect Prior to Change in Control. This Agreement shall not effect any rights of the Company to terminate the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement or contract or plan with the Company. The rights, duties and benefits provided hereunder shall only become effective upon and after a Change in Control. If the full-time employment of the Executive by the Company is ended for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

            44. Severance Compensation and Benefits Not in Derogation of Other Benefits. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of or agreements with the Company, except that if the Executive received any payment hereunder, he shall not be entitled to any payment under the Company's severance policies for officers and employees.

            45. Payroll and Withholding Taxes. All payments to be made or benefits to be provided hereunder by the Company shall be subject to applicable federal and state payroll or withholding taxes. Any Gross-Up Payment shall be made in the form of withholding taxes and shall not be paid to the Executive, but shall be sent to the IRS in the ordinary course of the Company's payroll withholding.

            46. Miscellaneous. This Agreement is the joint and several obligation of the Bank and Peapack. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey. This Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby, including expressly any prior agreement with the Company concerning change-in-control benefits. The parties hereto expressly agree that the Severance Agreement between the Bank and the Executive dated January 27, 1997, is hereby terminated in its entirety. The amendment or termination of this Agreement may be made only in a writing executed by the Company and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Company. This Agreement is personal to the Executive and the Executive may not assign any of his rights or duties hereunder but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                           (signature page to follow)

            IN WITNESS WHEREOF, Peapack-Gladstone Bank and Peapack-Gladstone Financial Corporation each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Boards of Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.


ATTEST:                                 PEAPACK-GLADSTONE
                                        FINANCIAL CORPORATION

ANTOINETTE ROSELL                       By: FRANK A. KISSEL
-----------------                           -----------------------------
Antoinette Rosell, Secretary            Frank A. Kissel, Chairman


ATTEST:                                 PEAPACK-GLADSTONE BANK

ANTOINETTE ROSELL                       By: FRANK A. KISSEL
-----------------                           -----------------------------
Antoinette Rosell, Secretary            Frank A. Kissel, Chairman


WITNESS:

ANTOINETTE ROSELL                       CRAIG C. SPENGEMAN
-----------------                       -----------------------------
Antoinette Rosell                       Craig C. Spengeman, Executive

                              AMENDED AND RESTATED
                           CHANGE-IN-CONTROL AGREEMENT
                              ARTHUR F. BIRMINGHAM

            THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement"), is made as of this 11 day of December, 2003, among PEAPACK-GLADSTONE BANK ("Bank"), a New Jersey state banking association with its principal office at 190 Main Street, Gladstone, New Jersey 07934, PEAPACK-GLADSTONE FINANCIAL CORPORATION ("Peapack"), a New Jersey Corporation which maintains its principal office at 158 Route 206 North, Gladstone, New Jersey 07934 (Peapack and the Bank collectively are the "Company") and Arthur F. Birmingham (the "Executive"). This Agreement amends and restates in its entirety the Employment Agreement dated as of January 1, 1998 by and among the Executive, Peapack, and the Bank.

                                   BACKGROUND

            WHEREAS, the Executive has been continuously employed by the Bank for many years;

            WHEREAS, the Executive throughout his tenure has worked diligently in his position in the business of the Bank and Peapack;

            WHEREAS, the Board of Directors of the Bank and Peapack believe that the future services of the Executive are of great value to the Bank and Peapack and that it is important for the growth and development of the Bank that the Executive continue in his position;

            WHEREAS, if the Company receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities of, the Company, the Board of Directors of the Company (the "Board") believes it is imperative that the Company and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of the Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks created by such a proposal;

            WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board of Directors and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Company, as hereinafter defined.

            NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby agree as follows:

            Definitions

                  a. Cause. For purposes of this Agreement "Cause" with respect to the termination by the Company of Executive's employment shall mean (i) willful and continued failure by the Executive to perform his duties for the Company under this Agreement after at least one warning in writing from the Company's Board of Directors identifying specifically any such failure; (ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Board of Directors; or (iii) conviction of a crime, other than a traffic violation, habitual drunkenness, drug abuse, or excessive absenteeism other than for illness, after a warning (with respect to drunkenness or absenteeism only) in writing from the Board of Directors to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the

                  Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.

                  b. Change in Control. "Change in Control" means any of the following events: (i) when Peapack or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than an affiliate of Peapack or a Subsidiary or an employee benefit plan established or maintained by Peapack, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of Peapack representing more than twenty-five percent (25%) of the combined voting power of Peapack's then outstanding securities (a "Control Person"),
                  (ii) upon the first purchase of Peapack's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by Peapack, a Subsidiary or an employee benefit plan established or maintained by Peapack, a Subsidiary or any of their respective affiliates), (iii) upon the approval by Peapack's stockholders of (A) a merger or consolidation of Peapack with or into another corporation (other than a merger or consolidation which is approved by at least two-thirds of the Continuing Directors (as hereinafter defined) and the definitive agreement for which provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are Continuing Directors (a "Non-Control Transaction")), (B) a sale or disposition of all or substantially all of Peapack's assets or (C) a plan of liquidation or dissolution of Peapack,
                  (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a

                  Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting corporation; provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director, or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than Peapack, an employee benefit plan established or maintained by Peapack or a Subsidiary, or an affiliate of Peapack or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business). No person shall be considered a Control Person for purposes of clause (i) above if (A) such person is or becomes the beneficial owner, directly or indirectly, of more than ten percent (10%) but less than twenty-five percent (25%) of the combined voting power of Peapack's then outstanding securities if the acquisition of all voting securities in excess of ten percent (10%) was approved in advance by a majority of the Continuing Directors then in office or (B) such person acquires in excess of ten percent (10%) of the combined voting power of Peapack's then outstanding voting securities in violation of law and by order of a court of competent jurisdiction, settlement or otherwise, disposes or is required to dispose of all securities acquired in violation of law.

                  c. Contract Period. "Contract Period" shall mean the period commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the death of the Executive. For the purpose


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                  of this Agreement, a Change in Control shall be deemed to have occurred at the date specified in the definition of Change-in-Control.

                  d. Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  e. Good Reason. When used with reference to a voluntary termination by Executive of his employment with the Company, "Good Reason" shall mean any of the following, if taken without Executive's express written consent:

                        (1) The assignment to Executive of any duties inconsistent with, or the reduction of powers or functions associated with, Executive's position, title, duties, responsibilities and status with the Company immediately prior to a Change in Control; any removal of Executive from, or any failure to re-elect Executive to, any position(s) or office(s) Executive held immediately prior to such Change in Control. A change in title or positions resulting merely from a merger of the Company into or with another bank or company which does not downgrade in any way the Executive's powers, duties and responsibilities shall not meet the requirements of this paragraph;

                        (2) A reduction by the Company in Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award Executive annual increases in accordance herewith;

                        (3) A failure by the Company to continue any bonus plan in which Executive participated immediately prior to the Change in control or a failure by the Company to continue Executive as a participant in such plan on at least the same basis as Executive participated in such plan prior to the Change in Control;


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                        (4) The Company's transfer of Executive to another
                        geographic location outside of New Jersey or more than 25 miles from his present office location, except for required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations immediately prior to such Change in Control;

                        (5) The failure by the Company to continue in effect any employee benefit plan, program or arrangement (including, without limitation the Company's retirement plan, benefit equalization plan, life insurance plan, health and accident plan, disability plan, deferred compensation plan or long term stock incentive plan) in which Executive is participating immediately prior to a Change in Control (except that the Company may institute or continue plans, programs or arrangements providing Executive with substantially similar benefits); the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under, any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive Executive, of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive was entitled immediately prior to such Change in Control;

                        (6) The failure by the Company to obtain an assumption in writing of the obligations of the Company to perform this Agreement by any successor to the Company and to provide such assumption to the Executive prior to any Change in Control; or


                                       95
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                        (7) Any purported termination of Executive's employment
                        by the Company during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

                  f. Subsidiary. "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with Peapack, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            47. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

            48. Position. During the Contract Period the Executive shall be employed as Executive Vice President & CFO of Peapack and the Bank, or such other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Company, with substantially the same title and the same duties and responsibilities as before the Change in Control. The Executive shall devote his full time and attention to the business of the Company, and shall not during the Contract Period be engaged in any other business activity. This paragraph shall not be construed as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments.

            49. Cash Compensation. The Company shall pay to the Executive compensation for his services during the Contract Period as follows:


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                  a. Base Salary. A base annual salary equal to the annual
                  salary in effect as of the Change in Control. The annual salary shall be payable in installments in accordance with the Company's usual payroll method.

                  b. Annual Bonus. An annual cash bonus equal to at least the average of the bonuses paid to the Executive in the three years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

                  c. Annual Review. The Board of Directors of the Company during the Contract Period shall review annually, or at more frequent intervals which the Board determines is appropriate, the Executive's compensation and shall award him additional compensation to reflect the Executive's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors.

            50. Expenses and Fringe Benefits.

                  a. Expenses. During the Contract Period, the Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control.

                  b. Supplemental Retirement Plan. During the Contract Period, if the Executive was entitled to benefits under any supplemental retirement plan prior to the Change in Control, the Executive shall be entitled to continued benefits under such plan after the Change in Control and such plan may not be modified to reduce or eliminate such benefits during the Contract Period.


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

                  c. Club Membership and Automobile. If prior to the Change in Control, the Executive was entitled to membership in a country club and/or the use of an automobile, he shall be entitled to the same membership and/or use of an automobile at least comparable to the automobile provided to him prior to the Change in Control.

                  d. Other Benefits. The Executive also shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Company, as such existed immediately prior to the Change in Control. During the Contract Period, the Executive also shall be entitled to hospital, health, medical and life insurance, and any other benefits enjoyed, from time to time, by senior officers of the Company, all upon terms as favorable as those enjoyed by other senior officers of the Company. Notwithstanding anything in this paragraph 5(d) to the contrary, if the Company adopts any change in the benefits provided for senior officers of the Company, and such policy is uniformly applied to all officers of the Company (and any successor or acquiror of the Company, if any), including the chief executive officer of such entities, then no such change shall be deemed to be contrary to this paragraph.

            51. Termination for Cause. The Company shall have the right to terminate the Executive for Cause, upon written notice to him of the termination which notice shall specify the reasons for the termination. In the event of termination for Cause the Executive shall not be entitled to any further benefits under this Agreement.

            52. Disability. During the Contract Period if the Executive becomes permanently disabled, or is unable to perform his duties hereunder for 4 consecutive months in any 12 month period, the Company may terminate the employment of the Executive. In such event, the Executive shall not be entitled to any further benefits under this Agreement.


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

            53. Death Benefits. Upon the Executive's death during the Contract Period, his estate shall not be entitled to any further benefits under this Agreement.

            54. Termination Without Cause or Resignation for Good Reason. The Company may terminate the Executive without Cause during the Contract Period by written notice to the Executive providing four weeks notice. The Executive may resign for Good Reason during the Contract Period upon four weeks' written notice to the Company specifying facts and circumstances claimed to support the Good Reason. The Executive shall be entitled to give a Notice of Termination that his or her employment is being terminated for Good Reason at any time during the Contract Period, not later than twelve months after any occurrence of an event stated to constitute Good Reason. If the Company terminates the Executive's employment during the Contract Period without Cause or if the Executive Resigns for Good Reason, the Company shall, subject to Section 12 hereof:

            (a) Within 20 business days of the termination of employment pay the Executive a lump sum severance payment in an amount equal to three (3.0) times the highest annual cash compensation, consisting solely of salary and bonus, as well as any 401(k) deferral, paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, along with any Gross-Up Payment due under Section 12 hereof for the calendar year of the termination; and

            (b) Continue to provide the Executive during the remainder of the Contract Period with health, hospitalization and medical insurance, as were provided at the time of the termination of his employment with the Company, at the Company's cost (subject to standard deductibles and co-pays, and the Executive's continuing payment of his part of the premium for family coverage, if applicable).


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

            The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Company fails to pay the Executive the lump sum amount due him hereunder or the Gross-Up Payment due under Section 12 hereof, or to provide him with the health, hospitalization and medical insurance benefits due under this section, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            55. Resignation Without Good Reason. The Executive shall be entitled to resign from the employment of the Company at any time during the Contract Period without Good Reason, but upon such resignation the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Company, and shall not be entitled to any of the other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

            56. Non-Disclosure of Confidential Information.

                  a. Non-Disclosure of Confidential Information. Except in the course of his employment with the Company and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive agrees that, among other things, all information concerning the identity of and the Company's relations with its customers is confidential information.

                  b. Specific Performance. Executive agrees that the Company does not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions.

                  c. Survival. This section shall survive the termination of the Executive's employment hereunder and the expiration of this Agreement.

            57. Gross-Up for Taxes.

                  a. Additional Payments. If, for any taxable year, Executive shall be liable for the payment of an excise tax under Section 4999 or other substitute or similar tax assessment (the "Excise Tax") of the Internal Revenue Code of 1986, as amended (the "Code"), including the corresponding provisions of any succeeding law, with respect to any payments under this
                  Section 12 or any payments and/or benefits under this Agreement or under any benefit plan of the Company applicable to Executive individually or generally to executives or employees of the Company, then, the Company shall pay to the Executive, subject to Section 15 hereof by paying the withholding for the Executive, an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on such payments and benefits and any federal, state and local income tax and Excise Tax upon payments provided for in this Section 12, shall be equal to the payments due to the Executive hereunder and the payments and/or benefits due to the Executive under any benefit plan of the Company. Each Gross-Up Payment shall be made in good funds upon the later of (i) five (5) days after the date the Executive notifies the Company or the Company receives notice from the certified public accounting firm of its need to make such Gross-Up Payment, or (ii) the date of any payment causing the liability for such Excise Tax. The amount of any Gross-Up Payment under this section shall be computed by a nationally recognized certified public accounting firm designated jointly by the Company and the Executive. The cost of such services by the accounting firm shall be paid by the Company. If the Company and the Executive are unable to designate jointly the accounting firm, then the firm shall be the accounting firm used by the Company immediately prior to the Change in Control.

                  b. IRS Disputed Claims. The Executive shall notify the company in writing of any claim by the Internal Revenue Service ("IRS") that, if successful, would require the payment by the Company of a Gross-Up Payment in addition to that payment previously paid by the Company pursuant to this section. Such notification shall be given an soon as practicable but no later than fifteen (15) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim, the date on which such claim is requested to be paid, and attach a copy of the IRS notice. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                        (i) Give the Company any information reasonably requested by the Company relating to such claim;

                        (ii) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

                        (iii) Cooperate with the Company in good faith in order effectively to contest such claim; and

                        (iv) Permit the Company to participate in any proceedings relating to such claim; provided, however that the Company shall pay directly all costs and expenses (including legal and accounting fees, as well as other expenses and any additional interest and penalties) incurred by the Executive and the Company in connection with an IRS levy, contest or claim and provided further that the Company shall not take any action or fail to make any Gross-Up Payment so as to cause the assessment of any IRS levy and the Company shall cause any levy so assessed to be immediately released by payment of the Gross-Up Amount, together with all costs, interest and penalties.

            58. Term and Effect Prior to Change in Control.

                  a. Term. Except as otherwise provided for hereunder, this Agreement shall commence on the date hereof and shall remain in effect for a period of 3 years from the


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                  date hereof (the "Initial Term") or until the end of the
                  Contract Period, whichever is later. The Initial Term shall be automatically extended for an additional one year period on the anniversary date hereof (so that the Initial Term is always 3 years) unless, prior to a Change in Control, the Chairman of the Board of Directors of Peapack notifies the Executive in writing at any time that the Contract is not so extended, in which case the Initial Term shall end upon the later of (i) 3 years after the date hereof, or (ii) 2 years after the date of such written notice.

                  b. No Effect Prior to Change in Control. This Agreement shall not effect any rights of the Company to terminate the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement or contract or plan with the Company. The rights, duties and benefits provided hereunder shall only become effective upon and after a Change in Control. If the full-time employment of the Executive by the Company is ended for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

            59. Severance Compensation and Benefits Not in Derogation of Other Benefits. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of or agreements with the Company, except that if the Executive received any payment hereunder, he shall not be entitled to any payment under the Company's severance policies for officers and employees.

            60. Payroll and Withholding Taxes. All payments to be made or benefits to be provided hereunder by the Company shall be subject to applicable federal and state payroll or withholding taxes. Any Gross-Up Payment shall be made in the form of withholding taxes and shall not be paid to the Executive, but shall be sent to the IRS in the ordinary course of the Company's payroll withholding.

            61. Miscellaneous. This Agreement is the joint and several obligation of the Bank and Peapack. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey. This Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby, including expressly any prior agreement with the Company concerning change-in-control benefits. The parties hereto expressly agree that the Severance Agreement between the Bank and the Executive dated May 6, 1997, is hereby terminated in its entirety. The amendment or termination of this Agreement may be made only in a writing executed by the Company and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Company. This Agreement is personal to the Executive and the Executive may not assign any of his rights or duties hereunder but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                           (signature page to follow)

            IN WITNESS WHEREOF, Peapack-Gladstone Bank and Peapack-Gladstone Financial Corporation each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Boards of Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.


ATTEST:                                 PEAPACK-GLADSTONE
                                        FINANCIAL CORPORATION

ANTOINETTE ROSELL                       By: FRANK A. KISSEL
-----------------                           ---------------------------
Antoinette Rosell, Secretary            Frank A. Kissel, Chairman


ATTEST:                                 PEAPACK-GLADSTONE BANK

ANTOINETTE ROSELL                       By: FRANK A. KISSEL
-----------------                           ---------------------------
Antoinette Rosell, Secretary            Frank A. Kissel, Chairman


WITNESS:

ANTOINETTE ROSELL                       ARTHUR F. BIRMINGHAM
-----------------                       ---------------------------
Antoinette Rosell                       Arthur F. Birmingham, Executive

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                              AMENDED AND RESTATED
                           CHANGE-IN-CONTROL AGREEMENT
                               GARRETT P. BROMLEY

            THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement"), is made as of this 11th day of December, 2003, among PEAPACK-GLADSTONE BANK ("Bank"), a New Jersey state banking association with its principal office at 190 Main Street, Gladstone, New Jersey 07934, PEAPACK-GLADSTONE FINANCIAL CORPORATION ("Peapack"), a New Jersey Corporation which maintains its principal office at 158 Route 206 North, Gladstone, New Jersey 07934 (Peapack and the Bank collectively are the "Company") and Garrett P. Bromley (the "Executive"). This Agreement amends and restates in its entirety the Employment Agreement dated as of April 3, 1998 by and among the Executive, Peapack, and the Bank.

                                   BACKGROUND

            WHEREAS, the Executive has been continuously employed by the Bank for many years;

            WHEREAS, the Executive throughout his tenure has worked diligently in his position in the business of the Bank and Peapack;

            WHEREAS, the Board of Directors of the Bank and Peapack believe that the future services of the Executive are of great value to the Bank and Peapack and that it is important for the growth and development of the Bank that the Executive continue in his position;

            WHEREAS, if the Company receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities of, the Company, the Board of Directors of the Company (the "Board") believes it is imperative that the Company and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of the Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks created by such a proposal;

            WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board of Directors and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Company, as hereinafter defined.

            NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby agree as follows:

            Definitions

                  a. Cause. For purposes of this Agreement "Cause" with respect to the termination by the Company of Executive's employment shall mean (i) willful and continued failure by the Executive to perform his duties for the Company under this Agreement after at least one warning in writing from the Company's Board of Directors identifying specifically any such failure; (ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Board of Directors; or (iii) conviction of a crime, other than a traffic violation, habitual drunkenness, drug abuse, or excessive absenteeism other than for illness, after a warning (with respect to drunkenness or absenteeism only) in writing from the Board of Directors to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the

                  Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.

                  b. Change in Control. "Change in Control" means any of the following events: (i) when Peapack or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than an affiliate of Peapack or a Subsidiary or an employee benefit plan established or maintained by Peapack, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of Peapack representing more than twenty-five percent (25%) of the combined voting power of Peapack's then outstanding securities (a "Control Person"),
                  (ii) upon the first purchase of Peapack's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by Peapack, a Subsidiary or an employee benefit plan established or maintained by Peapack, a Subsidiary or any of their respective affiliates), (iii) upon the approval by Peapack's stockholders of (A) a merger or consolidation of Peapack with or into another corporation (other than a merger or consolidation which is approved by at least two-thirds of the Continuing Directors (as hereinafter defined) and the definitive agreement for which provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are Continuing Directors (a "Non-Control Transaction")), (B) a sale or disposition of all or substantially all of Peapack's assets or (C) a plan of liquidation or dissolution of Peapack,
                  (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a

                  Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting corporation; provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director, or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than Peapack, an employee benefit plan established or maintained by Peapack or a Subsidiary, or an affiliate of Peapack or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business). No person shall be considered a Control Person for purposes of clause (i) above if (A) such person is or becomes the beneficial owner, directly or indirectly, of more than ten percent (10%) but less than twenty-five percent (25%) of the combined voting power of Peapack's then outstanding securities if the acquisition of all voting securities in excess of ten percent (10%) was approved in advance by a majority of the Continuing Directors then in office or (B) such person acquires in excess of ten percent (10%) of the combined voting power of Peapack's then outstanding voting securities in violation of law and by order of a court of competent jurisdiction, settlement or otherwise, disposes or is required to dispose of all securities acquired in violation of law.

                  c. Contract Period. "Contract Period" shall mean the period commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the death of the Executive. For the purpose of this Agreement, a Change in Control shall be deemed to have occurred at the date specified in the definition of Change-in-Control.

                  d. Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  e. Good Reason. When used with reference to a voluntary termination by Executive of his employment with the Company, "Good Reason" shall mean any of the following, if taken without Executive's express written consent:

                        (1) The assignment to Executive of any duties inconsistent with, or the reduction of powers or functions associated with, Executive's position, title, duties, responsibilities and status with the Company immediately prior to a Change in Control; any removal of Executive from, or any failure to re-elect Executive to, any position(s) or office(s) Executive held immediately prior to such Change in Control. A change in title or positions resulting merely from a merger of the Company into or with another bank or company which does not downgrade in any way the Executive's powers, duties and responsibilities shall not meet the requirements of this paragraph;

                        (2) A reduction by the Company in Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award Executive annual increases in accordance herewith;

                        (3) A failure by the Company to continue any bonus plan in which Executive participated immediately prior to the Change in control or a failure by the Company to continue Executive as a participant in such plan on at least the same basis as Executive participated in such plan prior to the Change in Control;

                        (4) The Company's transfer of Executive to another geographic location outside of New Jersey or more than 25 miles from his present office location, except for required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations immediately prior to such Change in Control;

                        (5) The failure by the Company to continue in effect any employee benefit plan, program or arrangement (including, without limitation the Company's retirement plan, benefit equalization plan, life insurance plan, health and accident plan, disability plan, deferred compensation plan or long term stock incentive plan) in which Executive is participating immediately prior to a Change in Control (except that the Company may institute or continue plans, programs or arrangements providing Executive with substantially similar benefits); the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under, any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive Executive, of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive was entitled immediately prior to such Change in Control;

                        (6) The failure by the Company to obtain an assumption in writing of the obligations of the Company to perform this Agreement by any successor to the Company and to provide such assumption to the Executive prior to any Change in Control; or


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                        (7) Any purported termination of Executive's employment
                        by the Company during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

                  f. Subsidiary. "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with Peapack, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            62. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

            63. Position. During the Contract Period the Executive shall be employed as Executive Vice President of Peapack and the Bank, or such other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Company, with substantially the same title and the same duties and responsibilities as before the Change in Control. The Executive shall devote his full time and attention to the business of the Company, and shall not during the Contract Period be engaged in any other business activity. This paragraph shall not be construed as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments.

            64. Cash Compensation. The Company shall pay to the Executive compensation for his services during the Contract Period as follows:


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                  a. Base Salary. A base annual salary equal to the annual
                  salary in effect as of the Change in Control. The annual salary shall be payable in installments in accordance with the Company's usual payroll method.

                  b. Annual Bonus. An annual cash bonus equal to at least the average of the bonuses paid to the Executive in the three years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

                  c. Annual Review. The Board of Directors of the Company during the Contract Period shall review annually, or at more frequent intervals which the Board determines is appropriate, the Executive's compensation and shall award him additional compensation to reflect the Executive's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors.

            65. Expenses and Fringe Benefits.

                  a. Expenses. During the Contract Period, the Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control.

                  b. Supplemental Retirement Plan. During the Contract Period, if the Executive was entitled to benefits under any supplemental retirement plan prior to the Change in Control, the Executive shall be entitled to continued benefits under such plan after the Change in Control and such plan may not be modified to reduce or eliminate such benefits during the Contract Period.


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                  c. Club Membership and Automobile. If prior to the Change in
                  Control, the Executive was entitled to membership in a country club and/or the use of an automobile, he shall be entitled to the same membership and/or use of an automobile at least comparable to the automobile provided to him prior to the Change in Control.

                  d. Other Benefits. The Executive also shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Company, as such existed immediately prior to the Change in Control. During the Contract Period, the Executive also shall be entitled to hospital, health, medical and life insurance, and any other benefits enjoyed, from time to time, by senior officers of the Company, all upon terms as favorable as those enjoyed by other senior officers of the Company. Notwithstanding anything in this paragraph 5(d) to the contrary, if the Company adopts any change in the benefits provided for senior officers of the Company, and such policy is uniformly applied to all officers of the Company (and any successor or acquiror of the Company, if any), including the chief executive officer of such entities, then no such change shall be deemed to be contrary to this paragraph.

            66. Termination for Cause. The Company shall have the right to terminate the Executive for Cause, upon written notice to him of the termination which notice shall specify the reasons for the termination. In the event of termination for Cause the Executive shall not be entitled to any further benefits under this Agreement.

            67. Disability. During the Contract Period if the Executive becomes permanently disabled, or is unable to perform his duties hereunder for 4 consecutive months in any 12 month period, the Company may terminate the employment of the Executive. In such event, the Executive shall not be entitled to any further benefits under this Agreement.


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            68. Death Benefits. Upon the Executive's death during the Contract
            Period, his estate shall not be entitled to any further benefits under this Agreement.

            69. Termination Without Cause or Resignation for Good Reason. The Company may terminate the Executive without Cause during the Contract Period by written notice to the Executive providing four weeks notice. The Executive may resign for Good Reason during the Contract Period upon four weeks' written notice to the Company specifying facts and circumstances claimed to support the Good Reason. The Executive shall be entitled to give a Notice of Termination that his or her employment is being terminated for Good Reason at any time during the Contract Period, not later than twelve months after any occurrence of an event stated to constitute Good Reason. If the Company terminates the Executive's employment during the Contract Period without Cause or if the Executive Resigns for Good Reason, the Company shall, subject to Section 12 hereof:

            (a) Within 20 business days of the termination of employment pay the Executive a lump sum severance payment in an amount equal to three (3.0) times the highest annual cash compensation, consisting solely of salary and bonus, as well as any 401(k) deferral, paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, along with any Gross-Up Payment due under Section 12 hereof for the calendar year of the termination; and

            (b) Continue to provide the Executive during the remainder of the Contract Period with health, hospitalization and medical insurance, as were provided at the time of the termination of his employment with the Company, at the Company's cost (subject to standard deductibles and co-pays, and the Executive's continuing payment of his part of the premium for family coverage, if applicable).


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            The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Company fails to pay the Executive the lump sum amount due him hereunder or the Gross-Up Payment due under Section 12 hereof, or to provide him with the health, hospitalization and medical insurance benefits due under this section, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            70. Resignation Without Good Reason. The Executive shall be entitled to resign from the employment of the Company at any time during the Contract Period without Good Reason, but upon such resignation the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Company, and shall not be entitled to any of the other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

            71. Non-Disclosure of Confidential Information.

                  a. Non-Disclosure of Confidential Information. Except in the course of his employment with the Company and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive


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                  agrees that, among other things, all information concerning the identity of and the Company's relations with its customers is confidential information.

                  b. Specific Performance. Executive agrees that the Company does not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions.

                  c. Survival. This section shall survive the termination of the Executive's employment hereunder and the expiration of this Agreement.

            72. Gross-Up for Taxes.

                  a. Additional Payments. If, for any taxable year, Executive shall be liable for the payment of an excise tax under Section 4999 or other substitute or similar tax assessment (the "Excise Tax") of the Internal Revenue Code of 1986, as amended (the "Code"), including the corresponding provisions of any succeeding law, with respect to any payments under this
                  Section 12 or any payments and/or benefits under this Agreement or under any benefit plan of the Company applicable to Executive individually or generally to executives or employees of the Company, then, the Company shall pay to the Executive, subject to Section 15 hereof by paying the withholding for the Executive, an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on such payments and benefits and any federal, state and local income tax and Excise Tax upon payments provided for in this Section 12, shall be equal to the payments due to the Executive hereunder and the payments and/or


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                  benefits due to the Executive under any benefit plan of the
                  Company. Each Gross-Up Payment shall be made in good funds upon the later of (i) five (5) days after the date the Executive notifies the Company or the Company receives notice from the certified public accounting firm of its need to make such Gross-Up Payment, or (ii) the date of any payment causing the liability for such Excise Tax. The amount of any Gross-Up Payment under this section shall be computed by a nationally recognized certified public accounting firm designated jointly by the Company and the Executive. The cost of such services by the accounting firm shall be paid by the Company. If the Company and the Executive are unable to designate jointly the accounting firm, then the firm shall be the accounting firm used by the Company immediately prior to the Change in Control.

                  b. IRS Disputed Claims. The Executive shall notify the company in writing of any claim by the Internal Revenue Service ("IRS") that, if successful, would require the payment by the Company of a Gross-Up Payment in addition to that payment previously paid by the Company pursuant to this section. Such notification shall be given an soon as practicable but no later than fifteen (15) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim, the date on which such claim is requested to be paid, and attach a copy of the IRS notice. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is


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                  due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                        (i) Give the Company any information reasonably requested by the Company relating to such claim;

                        (ii) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

                        (iii) Cooperate with the Company in good faith in order effectively to contest such claim; and

                        (iv) Permit the Company to participate in any proceedings relating to such claim; provided, however that the Company shall pay directly all costs and expenses (including legal and accounting fees, as well as other expenses and any additional interest and penalties) incurred by the Executive and the Company in connection with an IRS levy, contest or claim and provided further that the Company shall not take any action or fail to make any Gross-Up Payment so as to cause the assessment of any IRS levy and the Company shall cause any levy so assessed to be immediately released by payment of the Gross-Up Amount, together with all costs, interest and penalties.

            73. Term and Effect Prior to Change in Control.

                  a. Term. Except as otherwise provided for hereunder, this Agreement shall commence on the date hereof and shall remain in effect for a period of 3 years from the


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                  date hereof (the "Initial Term") or until the end of the
                  Contract Period, whichever is later. The Initial Term shall be automatically extended for an additional one year period on the anniversary date hereof (so that the Initial Term is always 3 years) unless, prior to a Change in Control, the Chairman of the Board of Directors of Peapack notifies the Executive in writing at any time that the Contract is not so extended, in which case the Initial Term shall end upon the later of (i) 3 years after the date hereof, or (ii) 2 years after the date of such written notice.

                  b. No Effect Prior to Change in Control. This Agreement shall not effect any rights of the Company to terminate the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement or contract or plan with the Company. The rights, duties and benefits provided hereunder shall only become effective upon and after a Change in Control. If the full-time employment of the Executive by the Company is ended for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

            74. Severance Compensation and Benefits Not in Derogation of Other Benefits. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of or agreements with the Company, except that if the Executive received any payment hereunder, he shall not be entitled to any payment under the Company's severance policies for officers and employees.


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            75. Payroll and Withholding Taxes. All payments to be made or benefits to be provided hereunder by the Company shall be subject to applicable federal and state payroll or withholding taxes. Any Gross-Up Payment shall be made in the form of withholding taxes and shall not be paid to the Executive, but shall be sent to the IRS in the ordinary course of the Company's payroll withholding.

            76. Miscellaneous. This Agreement is the joint and several obligation of the Bank and Peapack. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey. This Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby, including expressly any prior agreement with the Company concerning change-in-control benefits. The amendment or termination of this Agreement may be made only in a writing executed by the Company and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Company. This Agreement is personal to the Executive and the Executive may not assign any of his rights or duties hereunder but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                           (signature page to follow)


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            IN WITNESS WHEREOF, Peapack-Gladstone Bank and Peapack-Gladstone
Financial Corporation each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Boards of Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.


ATTEST:                                 PEAPACK-GLADSTONE
                                        FINANCIAL CORPORATION

ANTOINETTE ROSELL                       By: FRANK A. KISSEL
-----------------                           ---------------------------
Antoinette Rosell, Secretary            Frank A. Kissel, Chairman


ATTEST:                                 PEAPACK-GLADSTONE BANK

ANTOINETTE ROSELL                       By: FRANK A. KISSEL
-----------------                           ---------------------------
Antoinette Rosell, Secretary            Frank A. Kissel, Chairman


WITNESS:

ANTOINETTE ROSELL                       GARRETT P. BROMLEY
-----------------                       ---------------------------
Antoinette Rosell                       Garrett P. Bromley, Executive


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